UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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OPGEN, INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9717 Key West Ave, Suite 100

Rockville, MD 20850

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2023

April 26, 2023

Dear Stockholders of OpGen, Inc.:

You are cordially invited to the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of OpGen, Inc. (the “Company”) to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, beginning at 10:00 am, local time, on June 7, 2023.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters that properly come before the Annual Meeting.

Your vote is important. Enclosed is a proxy that will entitle you to vote your shares on the matters to be considered at the Annual Meeting, even if you are unable to attend in person. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Annual Meeting, or follow the instructions in the accompanying proxy materials to vote via the internet. Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending in person or by returning your proxy or voting on the internet as soon as possible.

On behalf of OpGen, Inc., I thank you for your ongoing interest and investment in our company.

Sincerely,

William E. Rhodes, III

Chairman of the Board of Directors

9717 Key West Ave, Suite 100

Rockville, MD 20850

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2023

April 26, 2023

Dear Stockholders of OpGen, Inc.:

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of OpGen, Inc., a Delaware corporation (the “Company”) will be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on June 7, 2023, beginning at 10:00 am local time, for the purpose of considering and voting upon the following:

1.	Election of Directors. The election of the six directors named in the attached Proxy Statement, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers;

3.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Pursuant to the Company’s Amended and Restated Bylaws, as amended, the Board of Directors has fixed the close of business on April 12, 2023 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments thereof. Please complete, sign and submit your proxy, which is solicited by the Board of Directors, as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You can ensure that your shares are voted at the Annual Meeting by voting via the internet or by completing, signing and returning the enclosed proxy. If you do attend the Annual Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

This Notice of Annual Meeting of Stockholders, our Proxy Statement, the proxy card and our 2022 Annual Report to Stockholders are available online at: http://www.annualgeneralmeetings.com/opgn2023.

BY ORDER OF THE BOARD OF DIRECTORS, Albert Weber Corporate Secretary

2023 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

Table of Contents

Page

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2023	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
Q: What is the purpose of the Annual Meeting?	2
Q: Who is entitled to vote at the Annual Meeting?	2
Q: How do I vote?	2
Q: What shares may I vote?	2
Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
Q: What are the recommendations of the Board?	3
Q: What constitutes a quorum at the Annual Meeting?	3
Q: What vote is required to approve each proposal?	3
Q: What is the effect of abstentions and broker non-votes?	4
Q: May I change my vote?	4
Q: Who is paying for this proxy solicitation?	4
Q: Am I entitled to dissenters’ rights?	4
Q: How can I find out the results of the voting at the Annual Meeting?	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
MANAGEMENT	6
Board of Directors	6
Executive Officers	8
Board and Board Committees	8
Independence of the Board of Directors	9
Board Committees	9
Report of the Audit Committee	10
Nomination of Directors	11
Board Diversity	11
Board Leadership Structure	12
Board Role in Risk Management	12
Delinquent Section 16(a) Reports	12
Code of Ethics	12
Certain Relationships and Related Person Transactions	12
Policies for Approval of Related Person Transactions	13
Communications with the Board of Directors	13
Procedures for Nominating a Director Candidate	13

i

EXECUTIVE COMPENSATION	14
Executive Compensation Overview	14
Summary Compensation Table for 2022 and 2021	14
Agreements with Our Named Executive Officers	15
Outstanding Equity Awards at Fiscal Year-End Table—2022	18
Pay Versus Performance	19
Director Compensation	21
Compensation Risk Assessment	21
Employee Incentive Plans	21
2008 Plan	22
2015 Plan	22
Types of Awards	23
Other Plan Features	23
Amended and Restated Stock Option Plan	24
2020 Stock Options Plan	24
PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING	26
PROPOSAL NO. ONE – ELECTION OF DIRECTORS	26
PROPOSAL NO. TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)	27
PROPOSAL NO. THREE - RATIFICATION OF INDEPENDENT ACCOUNTING FIRM	28
ANNUAL REPORT TO STOCKHOLDERS	30
OTHER MATTERS	30
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	30
STOCKHOLDER PROPOSALS	30

ii

9717 Key West Ave, Suite 100

Rockville, MD 20850

2023 ANNUAL MEETING PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2023

The Notice of Annual Meeting, Proxy Statement, Proxy and 2022 Annual Report to Stockholders are available at: http://www.annualgeneralmeetings.com/opgn2023

We are making these proxy materials available to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of OpGen, Inc. (the “Company”) for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. The mailing of the notice of internet availability of these proxy materials will commence on April 26, 2023.

The 2022 Annual Report includes our financial statements for the fiscal year ended December 31, 2022. You can also find a copy of our 2022 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor” section of our website at www.opgen.com.

The Annual Meeting will be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on June 7, 2023, beginning at 10:00 am, local time. In this Proxy Statement, “we,” “us,” “our,” “OpGen” and the “Company” refer to OpGen, Inc.

This Proxy Statement is being made available to you because you own shares of our common stock, par value $0.01 per share, as of the record date, which entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. This Proxy Statement describes the matters we would like you to vote on and provides information on those matters.

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: What is the purpose of the Annual Meeting?

A: The purposes of the Annual Meeting are to hold a stockholder vote on the following matters:

1.	Election of Directors. The election of the six directors named in the attached Proxy Statement, to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers;

3.	Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

4.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or any adjournment(s) thereof.

Other than these proposals, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting.

Q: Who is entitled to vote at the Annual Meeting?

A:Holders of record of our common stock as of the close of business on April 12, 2023, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Holders of record of shares of common stock are entitled to vote on all matters brought before the Annual Meeting.

As of the record date of April 12, 2023, there were 5,514,449 shares of common stock outstanding and entitled to vote on the election of directors and all other matters. Holders of common stock will vote on all matters as a class. Holders are entitled to one vote for each share of common stock outstanding as of the record date.

You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card or voting through the internet.

Q: How do I vote?

A:You may vote in person at the Annual Meeting, vote by proxy through the internet or vote by proxy using the enclosed proxy card. To vote through the internet, go to http://www.annualgeneralmeetings.com/opgn2023 and complete an electronic proxy card. You will be asked for a Control Number, which has been provided with the Notice of Internet Availability.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the Annual Meeting and vote. If you vote via the internet or properly complete your proxy card and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Annual Meeting, in the sole discretion of the proxy.

Q: What shares may I vote?

A:You may vote all shares of common stock of the Company that you owned as of the close of business on the record date. These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the record date.

Each share of common stock is entitled to one vote.

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Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record: If your shares are registered directly in your name with OpGen’s transfer agent, Pacific Stock Transfer Company, or the Transfer Agent, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to OpGen or to vote your shares in person at the Annual Meeting.

Beneficial Owner: If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the stockholder of record giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q: What are the recommendations of the Board?

A:The Board recommends that you vote:

1.	“FOR” the election of all six nominees for director named in this Proxy Statement;
2.	“FOR” the approval, by advisory vote, of executive compensation of our named executive officers; and
3.	“FOR” the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the 2023 fiscal year.

The Board knows of no matters that are likely to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxy will be authorized to vote or otherwise act in his discretion on those matters.

Q: What constitutes a quorum at the Annual Meeting?

A:The presence in person or by proxy of the holders of thirty four percent (34%) of the outstanding common stock is necessary to constitute a quorum at the Annual Meeting. As of the record date of April 12, 2023, there were 5,514,449 shares of our common stock outstanding, representing the same number of votes. Accordingly, the presence of the holders of at least 1,874,913 shares of our common stock will be required to establish a quorum. Both abstentions and broker non-votes, if any, are counted as present for determining the presence of a quorum.

Q: What vote is required to approve each proposal?

A:Each proposal has its own vote requirement as follows:

Proposal 1: Election of Directors. The nominees for election as directors at the Annual Meeting will be elected by the vote of a plurality of the shares of our common stock entitled to vote on the election, represented in person or by proxy at the Annual Meeting. This means the director nominees receiving the highest number of affirmative votes will be elected as directors. Votes withheld from a director nominee will have no effect on the election of the director from whom votes are withheld.

Proposal 2: Approval, by Advisory Vote, of Executive Compensation. With regard to the stockholder advisory vote to approve the executive compensation for our named executive officers for 2022, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal 3: Ratification of UHY LLP’s Appointment. The ratification of the appointment of UHY LLP as our independent registered public accounting firm for the 2023 fiscal year requires the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If the selection of UHY LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board may reconsider its selection.

Q: What is the effect of abstentions and broker non-votes?

A:An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Annual Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the advisory vote on executive compensation of our named executive officers for 2022 and whether our stockholders ratified the appointment of UHY LLP as our independent registered public accounting firm for the 2023 fiscal year. However, because the election of directors is determined by a plurality of the votes cast, abstentions will not be counted in determining the outcome of such proposal.

3

A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers do not have discretionary authority to vote on the election of directors. Accordingly, brokers who do not receive instructions from the beneficial owner are expected to be entitled to vote only on the advisory vote on executive compensation of our named executive officers for 2022 and ratification of UHY LLP’s appointment as our independent registered public accounting firm for the 2023 fiscal year.

Q: May I change my vote?

A:Yes. You may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation to the Secretary of the Company or the Secretary’s designated agent bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee.

Q: Who is paying for this proxy solicitation?

A:We are paying for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company may retain a third party proxy solicitor for the Annual Meeting, whose costs will depend on the number of stockholders who initially vote at the Annual Meeting and which we estimate would be approximately $10,000. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Q: Am I entitled to dissenters’ rights?

A:No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), or our Amended and Restated Bylaws, as amended (the “Bylaws”) to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q: How can I find out the results of the voting at the Annual Meeting?

A:Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within three business days after the completion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within three business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within three business days after the final results are known to us, file an additional Form 8-K to publish the final results of the Annual Meeting.

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares of the Company’s common stock outstanding at the close of business on April 15, 2023 was 5,514,449 shares. The following table sets forth the beneficial ownership of the Company’s common stock, as of April 15, 2023, by each Company director and executive officer, and by all directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after April 15, 2023 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the knowledge of the directors and executive officers of the Company, as of April 15, 2023, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares representing more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below. Unless otherwise indicated, the address of each beneficial owner listed below is c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850.

Name and Address of Beneficial Owner	Number of Shares of common stock	Percentage Beneficially Owned

Directors and Named Executive Officers
Johannes Bacher (1)	23,166	*
Mario Crovetto (2)	4,165	*
R. Donald Elsey (3)	4,075	*
Prabhavathi Fernandes, Ph.D. (4)	4,165	*
William E. Rhodes, III (5)	4,165	*
Yvonne Schlaeppi	—	*
Oliver Schacht, Ph.D. (6)	46,165	*
Albert Weber (7)	3,281	*
All current Directors and Executive Officers as a group (7 individuals) (8)	89,182	1.62%

* Constitutes less than 1% of our outstanding common stock.

(1)	Consists of (i) 12,684 shares of common stock and (ii) stock options to purchase 10,482 shares of common stock that are currently vested or that will become vested within 60 days.
(2)	Consists of (i) 750 shares of common stock, (ii) stock options to purchase 2,665 shares of common stock that are currently vested or that will become vested within 60 days, and (iii) 750 shares of common stock that are subject to restricted stock units and that will become vested within 60 days.
(3)	Consists of (i) 825 shares of common stock, (ii) stock options to purchase 2,500 shares of common stock that are currently vested or that will become vested within 60 days, and (iii) 750 shares of common stock that are subject to restricted stock units and that will become vested within 60 days.
(4)	Consists of (i) 750 shares of common stock, (ii) stock options to purchase 2,665 shares of common stock that are currently vested or that will become vested within 60 days, and (iii) 750 shares of common stock that are subject to restricted stock units and that will become vested within 60 days.
(5)	Consists of (i) 750 shares of common stock, (ii) stock options to purchase 2,665 shares of common stock that are currently vested or that will become vested within 60 days, and (iii) 750 shares of common stock that are subject to restricted stock units and that will become vested within 60 days.
(6)	Consists of (i) 19,719 shares of common stock, (ii) 250 shares of common stock owned by Mr. Schacht’s child, and (iii) stock options to purchase 26,196 shares of common stock that are currently vested or that will become vested within 60 days.
(7)	Consists of stock options to purchase 3,281 shares of common stock that are currently vested or that will become vested within 60 days.
(8)	See the beneficial ownership described in footnotes (1) through (7).

5

MANAGEMENT

The Board of Directors of the Company, or the “Board,” are elected at the annual meeting of stockholders, and serve for the term for which each director is elected and until his or her successor is elected and qualified. Executive officers of the Company are elected by the Board, and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. None of the executive officers or directors has been involved in any legal proceedings of the type requiring disclosure by the Company during the past ten years.

The following table sets forth the names and ages of all directors continuing in office, director nominees and executive officers of the Company and their respective positions with the Company as of the date of this Proxy Statement:

Name	Age	Position
Directors
William E. Rhodes, III	69	Chairman of the Board of Directors
Mario Crovetto	69	Director
R. Donald Elsey	70	Director
Prabhavathi Fernandes, Ph.D.	74	Director
Yvonne Schlaeppi	63	Director
Oliver Schacht, Ph.D.	52	Chief Executive Officer and Director
Other Executive Officers
Albert Weber	60	Chief Financial Officer and Corporate Secretary
Johannes Bacher	54	Chief Operating Officer

Board of Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

William E. Rhodes, III. Mr. Rhodes has served on our Board since April 2020. Prior to that, Mr. Rhodes served as the Chairman of the Supervisory Board of Curetis N.V. since its Initial Public Offering (“IPO”) in 2015 until April 1, 2020. Mr. Rhodes is a healthcare executive with more than 30 years of experience in the healthcare industry. During his 14-year career at Becton, Dickinson and Company (BD, 1998-2012), Mr. Rhodes held several senior leadership positions, including roles as Worldwide President of BD Biosciences (2009-2011), a greater than $1 billion revenue segment of BD. He was also an Executive Officer of BD, and was responsible for corporate strategy and merger and acquisition functions for all of BD’s businesses. Furthermore, he founded BD Ventures, the venture capital arm of Becton, Dickinson and Co. Prior to Becton Dickinson, he served in senior business development positions at Johnson & Johnson and Pfizer Inc. Mr. Rhodes also served as president at The William-James Co. and has a track record of over 20 successful acquisitions and divestitures. He was director of Andor Technologies plc (2013-2014), Paramit Corporation LLC (2014-2022), Omega Group plc (2013-2022) and was Chairman of the Supervisory Board of CytoSMART B.V. until its recent acquisition. He has served on the boards of Novocell Inc., Conticare Medical, Vitagen Inc., Cellector Inc. and was also on the Boards of the California Healthcare Institute, BIO, the San Jose State University Research Foundation and Silicon Valley Leadership Group. He currently serves as director of Third Day Advisors LLC (since 2013), as Chairman of the Board of GENinCode plc, and as director of Nodexus Inc., EndoSound, Inc. and OncoDNA. He is a member of the Advisory Board of Cayuga Venture Fund (since 2013). Mr. Rhodes has a number of advisory roles with Cornell University, including serving on the Advisory Councils of the McGovern Family Center for Life Sciences (since 2013) and Entrepreneurship at Cornell (since 2015). He also was appointed to the Cornell College of Agriculture and Life Sciences Dean’s Council (2016) and served as a Venture Consultant for Cornell’s Blackstone Launchpad (2016) and is currently a Clinical Instructor (Honorary) with Weill Cornell Medicine’s Department of Population Health Sciences. Moreover, he is on the Editorial Board of the journal Clinical and Translational Medicine. Mr. Rhodes holds a Master’s degree in International Business from Seton Hall University and a BSc degree from Cornell University. He originated eleven U.S. patents for novel topical drugs and has been a lecturer on entrepreneurship in life sciences, innovation technology and M&A at Cornell University and an Adjunct Professor at Seton Hall University and San Jose State University. Mr. Rhodes’ extensive senior executive leadership experience in the life sciences industry and multiple board roles including Chairman of the Supervisory Board of Curetis N.V. qualifies him for service as Chairman of our Board.

6

Mario Crovetto. Mr. Crovetto has served on our Board since April 2020. He served as the Chairman of the Audit Committee of Curetis N.V. since its IPO in 2015 until April 2020. Since July 2021, Mr. Crovetto has served as the chief executive officer and a director of Ikonisys SA, a diagnostic company in the oncology space listed on Euronext Growth in Paris. He also is currently serving as an independent advisor on M&A and corporate projects, notably integrations, divestments and financings since 2011. From 1999 to 2011, he was the Chief Financial Officer of Eurand NV (Specialty Pharmaceuticals), which he took public to Nasdaq in 2007. From 1990 to 1999, he held various senior business positions at Recordati (Pharmaceuticals), including VP of Corporate Development, Division Manager of Diagnostics and Chief Financial Officer. Prior to that, he held various positions at Montedison (Specialty Chemicals), Digital Equipment Corporation, Mobil and SIAR (Management Consulting). Mr. Crovetto’s extensive experience as a finance executive including his role as CFO of a publicly traded life sciences company as well as his previous role as Chairman of the audit committee at Curetis qualifies him for service on the Board and as a member of the Audit Committee.

R. Donald Elsey. Mr. Elsey has served on our Board since February 2019. Mr. Elsey is a biotechnology, life sciences and high technology industries veteran with extensive experience in international financial management and operations with both large cap and small cap companies. Most recently, he served as the CFO, Treasurer and Secretary of Lyra Therapeutics, Inc., where he retired at the end of 2021. Previously, he served as CFO of Senseonics, Inc., a position he has held from February 2015 to February 2019. Prior to Senseonics, he was CFO of Regado Biosciences Corporation. He has also served as CFO of LifeCell Corporation, a privately held regenerative medicine company, and as chief financial officer of Emergent Biosolutions, a biodefense company. He also has held senior financial positions at BioVeris Corporation, Igen, Inc. and PE Corporation (Applera). Mr. Elsey currently serves on the board of directors and audit committee for RegeneRx Biopharmaceuticals, Inc. and on the board of directors and treasurer for Cancer Support Community. He holds a B.A. degree in Economics and an M.B.A. in Finance from Michigan State University and is a Certified Management Accountant. Mr. Elsey’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board and audit committee member of a public reporting company qualifies him for service on the Board and as Chair of the Audit Committee.

Prabhavathi Fernandes, Ph.D., FIDSA. Dr. Fernandes has served on our Board since April 2020. Previously, she served as a member of the Curetis N.V. Supervisory Board from 2016 until April 1, 2020, and from 2006 until her retirement in 2016, served as President, Chief Executive Officer (“CEO”) and director of Cempra Inc., a company she founded. She has more than 40 years of pharmaceutical discovery, development and management experience having held executive leadership positions at pharmaceutical corporations including Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories and The Squibb Institute for Medical Research. After leaving Bristol-Myers Squibb in 1997, she founded and led four biotechnology and CRO companies as President, CEO and director, including Cempra, DarPharma, Ricerca and Small Molecule Therapeutics. During her years in the pharmaceutical industry, she was directly involved with the development of 4 antibiotics for human use and 2 for animal/agricultural use. She is currently the Chairperson of National Biodefense Science Board (NBSB) and the Chairperson of the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership (GARDP), a DNDi/WHO initiative, the Chairperson of the Clinical Antibacterial Pipeline advisory group for the WHO. She is on the Board of Directors of Aelin Therapeutics and Ocugen and advises several other companies. She has authored numerous publications and several reviews, book chapters and currently serves as a section editor for Journal of Antibiotics. She obtained her undergraduate and Master’s degree training in India, worked at the University of Ghent, Belgium in Immunochemistry, and received her Ph.D. in Microbiology from Thomas Jefferson University in Philadelphia. Dr. Fernandes’ decades of experience in the biotechnology and pharmaceutical industry with specific expertise in anti-infectives as well as her extensive public company experience both as CEO and director qualifies her for service on our Board.

Yvonne Schlaeppi. Ms. Schlaeppi has served on our Board since November 2022. Since 2011, Ms. Schlaeppi has served as a Managing Partner of Stratevise LLC, an international strategic advisory firm that she cofounded. From 2016 through its going private in 2019, Ms. Schlaeppi served on the board of directors of Stallergenes Greer plc, a pharmaceutical company traded on the Euronext Paris exchange. From 2014 to 2015, Ms. Schlaeppi served on the boards of directors of privately-held allergy immunotherapy company, Greer Laboratories, Inc. Since 2018, Ms. Schlaeppi has been a director of AstroNova, Inc., a Nasdaq-listed industrial company, which applies data visualization technologies to its hardware and software products for the aerospace and defense, packaging and product identification, and electronic signal data test and measurement sectors, as well as Chair of its Nominating and Governance Committee and a member of its Audit Committee. Since 2015, Ms. Schlaeppi has been a member of the External Advisory Council to the Channing Division of Network Medicine of Brigham and Women’s Hospital in Boston. Ms. Schlaeppi was recognized as Directorship Certified®by the National Association of Corporate Directors (“NACD”) in 2022 and, from 2017 to 2022, has been recognized annually as a Board Leadership Fellow by the NACD. Prior to founding Stratevise, Ms. Schlaeppi served as General Counsel at Global Enterprise Technologies, Passport & ID, a high-security document printing solutions provider and systems integrator from 2007 to 2011 and as Executive Vice President, General Counsel and Corporate IP Officer at Organon BioSciences, a global pharmaceutical, animal health and biotech group based in the Netherlands, from 2006 until its sale in 2007. From 1999 to 2006, Ms. Schlaeppi was a partner at the Boston-based law firm of Palmer & Dodge LLP, where she served as Chairperson of that firm’s International Practice Group. From 1995 to 1998 Ms. Schlaeppi served in senior positions at Johnson Controls, Inc., a NYSE-listed diversified industrial company, including as General Counsel Europe. Ms. Schlaeppi obtained her B.A. from Princeton University, the Woodrow Wilson School of Public and International Affairs, and her J.D. from Columbia University. The Company believes that Ms. Schlaeppi’s extensive experience in life sciences, as well as international business and corporate governance, qualify her to serve on the Company’s Board of Directors.

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Oliver Schacht, Ph.D. Mr. Schacht is a corporate finance professional and expert in the molecular diagnostics industry who has served as our CEO and Director since April 2020. He served as CEO of Curetis N.V. (Euronext Amsterdam: CURE) from April 2011 until April 2020, and prior to that was a Supervisory Board Member of Curetis AG from mid-2010 until the end of the first quarter of 2011. He was a co-founder and CFO of Epigenomics AG (Berlin, Germany, Frankfurt Stock Exchange Prime Standard: ECX) and the CEO of Epigenomics Inc. (Seattle, USA). Mr. Schacht has extensive experience in developing and implementing commercial strategies and financing measures (including two initial public offerings), as well as in corporate finance, M&A transactions and alliance negotiations. During his time at Epigenomics AG (1999-2011), he headed all central business functions, including corporate finance, investor relations, PR, marketing and business development at the Berlin headquarters. Mr. Schacht also serves on the board of BIO Deutschland e.V. as President and previously as treasurer. He also serves as chairman of the ICBA. Mr. Schacht obtained his Diploma in European Business Administration at the European School of Business in Reutlingen and London in 1994 as well as a Master’s degree and a Ph.D. at the University of Cambridge (UK). During his time at Mercer Management Consulting (now Oliver Wyman) from 1995 to 1999, he worked on projects in M&A, growth strategies and re-organization in the pharmaceutical, biotechnology and other industries. He has co-founded several start-up companies in biotech, IT and education in Europe and the United States. Mr. Schacht’s significant experience in senior financial positions at both public and privately held companies, and his experience as a board member of a public reporting company qualifies him for service on the Board.

Executive Officers

The following information summarizes, for each of our officers, his principal occupations and other employment for at least the last five years:

Oliver Schacht, Ph.D. See above under “Board of Directors.”

Albert Weber. Mr. Weber is a corporate finance executive with more than 30 years of professional experience in accounting, controlling and corporate finance roles. Before joining OpGen as its Chief Financial Officer in January 2022, he served for more than 20 years in several roles of increasing responsibility for Epigenomics AG, a molecular diagnostics company listed on the Frankfurt Stock Exchange, with operations in the United States and Germany. Most recently, since January 2018, he served as Executive Vice President Finance of Epigenomics. From 2000 to December 2017, he served initially as Vice President and then as Senior Vice President Finance, Accounting and Controlling for the company. Prior to Epigenomics, Mr. Weber served as Corporate Controller for Pironet AG, a German information technology company. Mr. Weber received his Master’s degree from the University of Cologne.

Johannes Bacher. Mr. Bacher has over 20 years of research and development and managerial experience along with extensive expertise in research and development, international project management, finance, human resources and legal affairs. Mr. Bacher has served as our Chief Operating Officer since April 2020. Prior to that, he managed for Curetis all research and development functions in engineering, software, in vitro diagnostics development, innovation and technology, intellectual property and clinical trial operations. Since co-founding Curetis in 2007, he has continuously served as Managing Director and Director Operations (Curetis AG, since 2008) and Chief Operations Officer (Curetis AG, since 2012; Curetis GmbH and publicly listed Curetis N.V. since 2015). Mr. Bacher has a degree in Electrical Engineering from the University of Stuttgart, Germany, and has previously held positions with Hewlett-Packard, Agilent Technologies and Philips Medical Systems.

Board and Board Committees

The Company’s Bylaws provide that the Board, by resolution adopted by a majority of the whole Board, may designate one or more other committees, with each such committee to consist of two or more directors. As of the date of this Proxy Statement, the Board consists of six members. The Board annually elects from its members the Audit and Compensation Committees. The Board may also from time to time appoint ad hoc committees. Currently, the Board has not appointed a Nominating and Corporate Governance Committee. The Board believes the nominating and corporate governance responsibilities are best handled at this time by the full Board given its size.

The Board held eight meetings and acted by unanimous written consent two times in 2022. Each director attended at least 75% of the aggregate of all meetings of the Board and the Committees on which each such director served held during 2022 or such shorter period during which such director was on the Board. The Board encourages all directors to attend the Company’s annual meeting of stockholders.

Each of the standing Committees of the Board operates pursuant to a written Committee Charter. Copies of these Charters can be obtained free of charge from the Corporate Governance portion of the Investors section of the Company’s website, www.opgen.com.

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Independence of the Board of Directors

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that the director has no relationship with the Company that would interfere with the director’s exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. Based on the foregoing, the Board has determined that the following nominees and directors satisfy the independence requirements of Nasdaq: Messrs. Crovetto, Elsey and Rhodes, Dr. Fernandes and Mrs. Schlaeppi.

The Board currently consists of Messrs. Crovetto, Elsey, and Rhodes, Drs. Fernandes and Schacht and Mrs. Schlaeppi. The members of the Committees of the Board as of the date of this Proxy Statement are:

Name	Audit Committee	Compensation Committee
Mario Crovetto	X	X
R. Donald Elsey	Chair	–
Prabhavathi Fernandes	X	X
William E. Rhodes, III	–	Chair
Oliver Schacht, Ph.D.	–	–
Yvonne Schlaeppi	X	–

Board Committees

Audit Committee: As of the date of this Proxy Statement, Mr. Elsey (Chair), Mr. Crovetto, Dr. Fernandes and Mrs. Schlaeppi serve on the Audit Committee. Our Board has determined that each member of the Audit Committee who served during 2022 and 2023 to date is “independent” and “financially literate” for Audit Committee purposes as such terms are defined in the rules of the Securities and Exchange Commission, or SEC, and the applicable rules of The Nasdaq Stock Market. Mr. Elsey is currently identified as an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee held six meetings in 2022. Pursuant to its charter, the responsibilities of the Audit Committee include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	reviewing the Company’s periodic reports to be filed with the SEC;
•	recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;
•	overseeing our compliance with applicable legal and regulatory requirements;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

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The following constitutes the report the Audit Committee made to the Board with respect to the Company’s 2022 financial statements:

Report of the Audit Committee

To the Board of Directors of OpGen, Inc.

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on our financial statements. The Audit Committee’s responsibility is to monitor and oversee those processes. We hereby report to the Board that, in connection with the financial statements for the year ended December 31, 2022, we have:

•	reviewed and discussed the audited financial statements with management and our independent registered public accounting firm;
•	reviewed and discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and
•	received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding our independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accounting firm its independence.

Based on the discussions and our review discussed above, we recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Respectfully submitted,

The Audit Committee of OpGen, Inc.

Don Elsey, Chair

Mario Crovetto, Member

Dr. Prabhavathi Fernandes, Member

Yvonne Schlaeppi, Member

Date: March 28, 2023

Compensation Committee: The Company’s Compensation Committee is currently comprised of Messrs. Crovetto and Rhodes and Dr. Fernandes, each of whom meets the Nasdaq listing standards for independence. Mr. Rhodes chairs the Compensation Committee. The Compensation Committee held five meetings. Pursuant to its charter, the duties of the Compensation Committee include:

•	annually reviewing and recommending to our Board corporate goals and objectives, and determining the achievement thereof, relevant to the compensation of our Chief Executive Officer and other executive officers;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and recommending to our Board the compensation of our Chief Executive Officer;
•	determining, or reviewing and recommending to our Board for approval, the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;

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•	evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq Stock Market rules;
•	retaining and approving the compensation of any compensation advisors;
•	reviewing and approving, or reviewing and recommending to our Board for approval, our policies and procedures for the grant of equity-based awards;
•	determining or reviewing and making recommendations to our Board with respect to director compensation;
•	preparing the compensation committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and
•	reviewing and discussing with our Board corporate succession plans for the Chief Executive Officer and other key officers.

The Compensation Committee may delegate its authorities with respect to equity compensation to the Chief Executive Officer for employees, other than executive officers, and consultants. The Chief Executive Officer makes recommendations to the Compensation Committee with respect to the compensation of employees, including executive officers, other than himself. The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to non-employee directors for service on the Board and its committees, and make recommendations to the Board with respect thereto; and (2) to review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board as needed. The policy regarding compensation paid to non-employee directors is described in this Proxy Statement and posted on our website.

Nomination of Directors

The full Board acts to evaluate, on an annual basis, the composition of the Board and the skills, qualifications, business attributes and experience of the existing Board members. The specific process for identifying and evaluating new directors, including stockholder-recommended nominees, if any, will vary based on an assessment of the then-current needs of the Board and the Company. The Board will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more areas of need, as determined by the Board. Candidates will be evaluated in light of the target criteria chosen. See page 13 of this Proxy Statement for a description of the process by which a stockholder can propose a candidate for consideration by the Board.

Board Diversity

Although the Board does not have a formal diversity policy, in addition to the considerations described above, the Board considers race and gender diversity in selection of qualified candidates as well as the overall skills and experience of such candidates. The following Board Diversity Matrix provides certain information regarding the diversity of our current Board members based on such members’ self-identification.

Board Diversity Matrix (as of April 15, 2023)

Total Number of Directors	6

Gender	Female	Male
Directors	2	4
Demographic Background
African American or Black	0	0
Alaskan Native or Native American	0	0
Asian	1	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	1	4
Two or More Races or Ethnicities	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board. Separating these positions allows our Chief Executive Officer to focus on day-to-day Company business, while allowing our Board Chairman to lead the Board in its fundamental role of providing advice to and independent oversight of management. Oliver Schacht, Ph.D. has served as our Chief Executive Officer since April 2020, and William E. Rhodes, III, one of our independent directors, has served as Board Chairman since April 2020.

The Board assesses this leadership structure to ensure the interests of the Company and its stockholders are best served. Our Board has determined that its current structure, with the separation of the Chairman and Chief Executive Officer roles, is in the best interests of the Company and its stockholders at this time. The Board determined that the current leadership structure would best enable the Chief Executive Officer to focus all of his time on running the operations and strategy of the business, allowing Chairman to focus on oversight and advice to the Chief Executive Officer and Executive Committee members and leadership team.

Board Role in Risk Management

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the principal risks associated with those operations and corporate functions. This includes risks relating to healthcare and regulatory matters and compliance needs of the organization. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified financial statement-related risks and reporting the same to the Audit Committee. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm, and privately with our Chief Financial Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the principal risks associated with our business and periodic updates to such risks, and reports to our Board regarding these activities.

The Compensation Committee assesses the impact risks inherent in the annual and long-term incentive plans could have on the Company. After review, the Compensation Committee does not believe that the Company’s executive compensation practices or programs are likely to have a material adverse effect on the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of the Company’s outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and any other equity securities of the Company. Directors, officers, and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the Company’s records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2022 fiscal year.

Code of Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.opgen.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Certain Relationships and Related Person Transactions

Other than compensation for our directors and named executive officers that are described elsewhere in this Proxy Statement, there were and are no transactions or series of similar transactions, during our last two fiscal years, to which we were a party or will be a party, in which: (i) the amounts involved exceeded or will exceed the lesser of $120,000 or one percent of the average of the Company's total assets at year end for the past two completed fiscal years; and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

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Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each, a related person, must be approved by our Audit Committee.

Communications with the Board of Directors

Stockholders who want to communicate with members of the Board, including the independent directors, individually or as a group, should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Chair of the Audit Committee, OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. The Chair of the Audit Committee will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

There have been no changes to the procedures by which interested parties may communicate with the Board.

Procedures for Nominating a Director Candidate

The Board considers nominations by stockholders who recommend candidates for election to the Board. The Board evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. A stockholder seeking to recommend a prospective candidate for the Board’s consideration may do so by writing to the Corporate Secretary c/o OpGen, Inc., 9717 Key West Ave, Suite 100, Rockville, MD 20850. Recommendations submitted for consideration by the Board in preparation for the 2024 Annual Meeting of Stockholders must be received after the close of business on December 28, 2023, which is the 120th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting, and no later than the close of business on January 27, 2024, which is the 90th day prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting. If we change the date of the 2024 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, recommendations for director candidates must be received not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed and public disclosure was made.

Each notice of recommendation must contain the information required under our Bylaws, including: (a) for each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books, of such stockholder and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the nomination is made; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Company which are beneficially owned by such person. At the request of the Board, any person nominated by the Board for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

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EXECUTIVE COMPENSATION

We are currently a “smaller reporting company” as defined by Item 10 of the Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and have elected to provide in this Proxy Statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

Executive Compensation Overview

Following the completion of the Company’s business combination transaction with Curetis GmbH in 2020, the Compensation Committee and the Board have worked with management to update the Company’s executive compensation program to (1) highlight the importance of equity-based compensation to the Company’s named executive officers, (2) evaluate and assess the Company’s executive compensation relative to peer companies, and (3) utilize performance-based bonuses as a critical portion of total compensation.

The Company believes it is vital to link executive compensation to corporate performance and to create incentives for management to enhance Company value. In accordance with its compensation philosophy, the Company seeks to attract and retain employees through salary levels that are competitive with the local market and similarly situated companies but generally to follow the market rather than lead the market, particularly with respect to cash compensation, and offer attractive equity and cash-based incentive components to align compensation with Company performance objectives. In addition, given the Company’s early commercial stage, the Company believes it is important to emphasize equity compensation in order to help the Company retain cash and incentivize its employees.

The Compensation Committee utilized third party services and data to compile relevant compensation from companies that are similarly situated to the Company. The Compensation Committee utilized such data to determine the base salary, bonus opportunity and equity compensation for our named executive officers.

Summary Compensation Table for 2022 and 2021

Our named executive officers for 2022 are Oliver Schacht, Ph.D., our Chief Executive Officer, Albert Weber, our Chief Financial Officer, and Johannes Bacher, our Chief Operating Officer. This table below provides disclosure, for the years ended December 31, 2022 and 2021 for our named executive officers.

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (1)($)	Non-Equity Incentive Plan Compensation (2)(3)($)	All Other Compensation ($)		Total ($)
Oliver Schacht, Ph.D.	2022	$408,000	$—	$60,750	$52,047	$—	$—		$520,797
Chief Executive Officer	2021	$408,000	$—	$148,025	$127,591	$187,068	$5,131	(4)	$875,815

Albert Weber	2022	$300,000	$—	$—	$195,892	$—	$17,500	(5)	$513,392
Chief Financial Officer	2021	$—	$—	$—	$—	$—	$—		$—

Johannes Bacher	2022	$300,000	$—	$36,450	$31,228	$—	$—		$367,678
Chief Operating Officer	2021	$300,000	$—	$81,175	$69,969	$96,525	$—		$547,669

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(1)	The “Stock Awards” column reflects the grant date fair value for all restricted stock units awarded under the Amended and Restated 2015 Incentive Plan (the “Plan”) during 2022 and 2021, respectively. The “Option Awards” column reflects the grant date fair value for all stock option awards granted under the 2015 Incentive Plan during 2022 and 2021, respectively. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in these columns for 2022 and 2021 are included in a footnote to the Company’s condensed consolidated audited financial statements for the years ended December 31, 2022 and 2021.

(2)	Represents annual incentive bonuses paid under an annual performance-based cash incentive plan. Corporate performance goals are established by the Compensation Committee for each year. The incentive bonuses are determined by the Compensation Committee based on the achievement of corporate performance goals. In lieu of cash incentive bonus, Mr. Schacht and Mr. Bacher agreed to receive the value of their approved 2021 bonuses in the form of 12,469 and 6,434 restricted stock units, respectively, which were granted on March 31, 2022, with a value of $15.00 per share, the closing price of the Company’s common stock on March 31, 2022. The restricted stock units vested completely on the one-year anniversary of the grant.

(3)	The named executive officers were eligible to receive performance-based cash bonuses for the fiscal year ended December 31, 2022. The Compensation Committee determined not to grant any such bonuses to the named executed officers for the fiscal year ended December 31, 2022.

(4)	Mr. Schacht’s “All Other Compensation” for 2021 represents moving expenses reimbursed by the Company to Mr. Schacht in accordance with his employment agreement.

(5)	Mr. Weber’s “All Other Compensation” for 2022 represents reimbursement for commuting expenses incurred by Mr. Weber in 2022 for travel to the Company’s offices in Germany.

Agreements with Our Named Executive Officers

Retention Plan

On September 21, 2018, the Board approved a Retention Plan for Executives, or the “Retention Plan.” The Company considers the establishment and maintenance of a sound and vital management team to be essential to protecting and enhancing the best interests of the Company and its stockholders. In this connection, the Company recognizes that, as is the case with many publicly held corporations, the possibility of a change in control may arise and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders. Accordingly, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of members of the Company’s management to their assigned duties without distraction in circumstances arising from the possibility of a change in control of the Company. The executive officers of the Company, as that term is defined under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, are the eligible participants in the Retention Plan, or the “Executives.” The Executives include Oliver Schacht, Albert Weber and Johannes Bacher.

The initial term of the Retention Plan was three (3) years. Its term is automatically extended for one (1) year terms thereafter unless the Company provides notice of termination to the Executives at least six (6) months before the termination date; provided, that if a change in control (as defined in the Retention Plan) does occur, the term is then set at two (2) years after the date of the change in control.

The Retention Plan provides for Units to be awarded to the Executives, which can be issued in fractional Units, with each Unit equal to one percent (1%) of the “transaction value” of a change in control transaction. A total of four Units are available for award under the Retention Plan. In 2021, the Board granted one Unit to each of Mr. Schacht and Mr. Bacher, and in 2022, the Board granted one Unit to Mr. Weber.

“Transaction value” means all economic value of a change in control transaction to the Company, including any debt or other obligations assumed by the surviving entity in the transaction, amounts paid to the Company or its stockholders, milestone payments, earn-outs and forgiveness of indebtedness. For purposes of this definition, (i) in the case of the sale, exchange or purchase of the Company's equity securities, the total consideration paid for such securities (including amounts paid to holders of options, warrants and convertible securities), and (ii) in the case of a sale or disposition by the Company of assets, the total consideration paid for such assets, plus the net value of any current assets not sold by the Company.

The Units will vest and be payable only in the event an Executive has a “qualifying termination” during a defined change in control period, or remains employed by the Company or its successor at the termination date of the Retention Plan. A “qualifying termination” is a termination without cause by the Company or a termination for good reason by the Executive in the change in control period that spans from six (6) months before the change in control to the second anniversary after the change in control consummation.

The Retention Plan is binding on any successor to the Company.

15

Employment Agreements

Oliver Schacht

On October 29, 2020, the Company entered into an Executive Employment Agreement with Oliver Schacht, Ph.D., the Company’s Chief Executive Officer. The employment agreement superseded the (1) Management Services Agreement, dated as of April 2, 2020, by and between the Company and Mr. Schacht, and (2) the Managing Director’s Employment Contract, dated as of August 6, 2020, by and between Curetis GmbH, a wholly-owned subsidiary of the Company, and Mr. Schacht (collectively, the “Prior Agreements”), each of which were terminated, except as expressly provided in Mr. Schacht’s employment agreement.

Consistent with the Prior Agreements, Mr. Schacht’s employment agreement provides that Mr. Schacht will receive an annual base salary of $408,000 per year and will be eligible to receive an annual bonus of up $285,600, or seventy percent (70%) of the base salary. The annual bonus opportunity will be based on key performance metrics established by the Board of Directors of the Company. Mr. Schacht will be entitled to participate in the Company’s standard equity incentive and benefits plans.

The employment agreement extends through September 1, 2021, unless sooner terminated in accordance with its terms. Thereafter, the employment agreement automatically renews for successive one-year terms, unless either party provides notice of termination at least three months before the commencement of any renewal term. Under the employment agreement, Mr. Schacht is subject to customary restrictive covenants, including a requirement not to compete with the Company while the employment agreement is in effect.

Pursuant to the employment agreement, if Mr. Schacht is terminated without cause or his employment is voluntarily terminated for good reason, or during a change in control, he will receive (a) his annual base salary for a period of twelve (12) months, (b) acceleration of any outstanding options, restricted stock units, or equity awards, and (c) reimbursement for the cost of continued healthcare coverage for up to six (6) months. If the Company provides timely notice of a non-renewal of the employment agreement, Mr. Schacht is entitled to receive (a) severance for a period of nine (9) months, and (b) reimbursement for the cost of continued healthcare coverage for up to nine (9) months following expiration of the Agreement. All severance payments are contingent on Mr. Schacht’s signing and not revoking a release of claims and compliance with the terms of the Employment Agreement.

Johannes Bacher

On April 6, 2020, the Company entered into a Managing Director’s Employment Contract with Mr. Bacher, pursuant to which he will serve as the Chief Operating Officer of the Company. Mr. Bacher’s employment agreement provides that Mr. Bacher will receive a base salary of $300,000 per year and will be eligible to receive an annual bonus of up to forty-five percent (45%) of the base salary. The annual bonus opportunity will be based on key performance metrics established by the Board and the Compensation Committee. Mr. Bacher will also be entitled to participate in the Company’s 2015 Equity Incentive Plan, under which awards will be made consistent with the timing made to the Company’s other officers.

In the event of a change of control (as defined in Mr. Bacher’s employment agreement), Mr. Bacher will have a one-time right to terminate his employment agreement upon three-months’ notice. In the event of such termination of Mr. Bacher’s employment agreement, Mr. Bacher is entitled to his salary and variable annual bonus for a period of six months after the end of the agreement.

Pursuant to his employment agreement, Mr. Bacher is subject to customary restrictive covenants, including a requirement not to compete with the Company and its affiliates anywhere in the world for a period of two years after termination of the agreement.

Albert Weber

Effective January 1, 2022, the Company entered into a Managing Director’s Employment Contract with Mr. Weber, pursuant to which he will serve as the Chief Financial Officer of the Company. Mr. Weber’s employment agreement provides that Mr. Weber will receive a base salary of $300,000 per year and will be eligible to receive an annual bonus of up to forty-five percent (45%) of the base salary. The annual bonus opportunity will be based on key performance metrics established by the Board and the Compensation Committee. Mr. Weber will also be entitled to participate in the Company’s 2015 Equity Incentive Plan, under which awards will be made consistent with the timing made to the Company’s other officers.

In the event of a change of control (as defined in Mr. Weber’s employment agreement), Mr. Weber will have a one-time right to terminate his employment agreement upon three-months’ notice. In the event of such termination of Mr. Weber’s employment agreement, Mr. Weber is entitled to his salary and variable annual bonus for a period of six months after the end of the agreement.

Pursuant to his employment agreement, Mr. Weber is subject to customary restrictive covenants, including a requirement not to compete with the Company and its affiliates anywhere in the world for a period of two years after termination of the agreement.

In addition, upon commencement of employment on January 1, 2022, Mr. Weber was awarded 10,500 options to purchase common stock (as adjusted for the 2023 Reverse Stock Split) that will vest over four years in accordance with the terms of the Company’s 2015 Equity Incentive Plan.

16

Glossary of Terms

For purposes of the Agreements and the Retention Plan, the following terms have the following meanings (where applicable):

“cause” means (i) executive’s commission of a felony; (ii) any act or omission of executive constituting dishonesty, fraud, immoral or disreputable conduct that causes material harm to the Company; (iii) executive’s violation of Company policy that causes material harm to the Company; (iv) executive’s material breach of any written agreement between executive and the Company which, if curable, remains uncured after notice; or (v) executive’s breach of fiduciary duty. The termination of executive’s employment as a result of the death or disability is not deemed to be a termination without cause.

“change in control” means:

(i) a transaction or series of transactions (other than an offering of common stock to the general public through a registration statement filed with the SEC) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(ii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the Successor) directly or indirectly, at least a majority of the combined voting power of the Successor’s outstanding voting securities immediately after the transaction, and (2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor; provided, however, that no person or group shall be treated for purposes of this definition as beneficially owning 50% or more of the combined voting power of the Successor solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iii) the Company’s stockholders approve a liquidation or dissolution of the Company.

“good reason” means any of the following, without executive’s consent: (i) a material diminution of executive’s responsibilities or duties (provided, however, that the acquisition of the Company and subsequent conversion of the Company to a division or unit of the acquiring company will not by itself be deemed to be a diminution of executive’s responsibilities or duties); (ii) material reduction in the level of executive’s base salary (and any such reduction will be ignored in determining executive’s base salary for purposes of calculating the amount of severance pay); (iii) relocation of the office at which executive is principally based to a location that is more than fifty (50) miles from the location at which executive performed his duties immediately prior to the effective date of a change in control; (iv) failure of a successor in a change in control to assume the severance agreement; or (v) the Company’s material breach of any written agreement between executive and the Company. Notwithstanding the foregoing, any actions taken by the Company to accommodate a disability of executive or pursuant to the Family and Medical Leave Act shall not be a good reason for purposes of the agreement. Additionally, before executive may terminate employment for a good reason, executive must notify the Company in writing within thirty (30) days after the initial occurrence of the event, condition or conduct giving rise to good reason, the Company must fail to remedy or cure the alleged good reason within the thirty (30) day period after receipt of such notice if capable of being cured within such thirty-day period, and, if the Company does not cure the good reason (or it is incapable of being cured within such thirty-day period), then executive must terminate employment by no later than thirty (30) days after the expiration of the last day of the cure period (or, if the event condition or conduct is not capable of being cured within such thirty-day period, within thirty (30) days after initial notice to the Company of the violation). Transferring executive’s employment to a successor is not itself good reason to terminate employment under the agreement, provided, however, that subparagraphs (i) through (v) above shall continue to apply to executive’s employment by the successor. This definition is intended to constitute a “substantial risk of forfeiture” as defined under Treasury Regulation 1.409A-1(d).

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Outstanding Equity Awards at Fiscal Year-End Table—2022

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2022.

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested	Market Value of Shares of Stock that have not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (2)
Oliver Schacht (3)	479	—	—	1,473.60	6/16/2026	1,938	5,465	—	—
	280	—	—	171.20	6/16/2026	3,750	10,575	—	—
	17,718	13,782	—	42.40	9/29/2030	12,469	35,163	—	—
	1,937	1,938	—	38.20	3/02/2031	—	—	—	—
	—	3,750	—	16.20	3/01/2032	—	—	—	—
Johannes Bacher (4)	479	—	—	1,473.60	6/16/2026	1,063	2,998	—	—
	191	—	—	171.20	6/16/2026	2,250	6,345	—	—
	5,906	4,594	—	42.40	9/29/2030	6,434	18,144	—	—
	1,062	1,063	—	38.20	3/02/2031	—	—	—	—
	—	2,250	—	16.20	3/01/2032	—	—	—	—
Albert Weber (5)	—	10,500	—	21.60	1/02/2032	—	—	—	—

(1)	The standard vesting schedule for all stock option grants is vesting over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the last day of the next fiscal quarter over three years.

(2)	Calculated based on the closing price of the common stock the Nasdaq Capital Market on December 31, 2022 (as adjusted for the 1-for-20 reverse stock split effected on January 5, 2023) of $2.82 per share.

(3)	Mr. Schacht’s awards on July 1, 2016 (479 shares) and July 1, 2019 (280 shares), were Curetis ESOP shares assumed by OpGen as part of the Business Combination. These awards vest over three years with thirty three percent (33%) vesting on the first anniversary of the date of grant and one twenty-fourth (4.2%) vesting monthly over the next two years. Mr. Schacht was granted stock option awards on September 30, 2020 (31,500) which vest over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years. Mr. Schacht was granted stock option awards on March 3, 2021 (3,875) which vest over two years with fifty percent (50%) vesting annually. Mr. Schacht was granted restricted stock units on March 3, 2021 (3,875) which vest over two years with fifty percent (50%) vesting annually. Mr. Schacht was granted stock option awards on March 2, 2022 (3,750) which vest over two years with fifty percent (50%) vesting annually. Mr. Schacht was granted restricted stock units on March 2, 2022 (3,750) which vest over two years with fifty percent (50%) vesting annually. Mr. Schacht received his 2021 non-equity incentive cash performance bonus in the form of restricted stock units on March 31, 2022 (12,469), which vested on March 31, 2023.

(4)	Mr. Bacher’s awards on July 1, 2016 (479 shares) and July 1, 2019 (191 shares), were Curetis ESOP shares assumed by OpGen as part of the Business Combination. These awards vest over three years with thirty three percent (33%) vesting on the first anniversary of the date of grant and one twenty-fourth percent (4.2%) vesting monthly over the next two years. Mr. Bacher was granted stock option awards on September 30, 2020 (10,500) which vest over four years with twenty-five percent (25%) vesting on the first anniversary of the date of grant and six and one-quarter percent (6.25%) vesting on the quarterly anniversary of the first vesting date thereafter over the next three years. Mr. Bacher was granted stock option awards on March 3, 2021 (2,125), which vest over two years with fifty percent (50%) vesting annually. Mr. Bacher was granted restricted stock units on March 3, 2021 (2,125) which vest over two years with fifty percent (50%) vesting annually. Mr. Bacher was granted stock option awards on March 2, 2022 (2,250) which vest over two years with fifty percent (50%) vesting annually. Mr. Bacher was granted restricted stock units on March 2, 2022 (2,250) which vest over two years with fifty percent (50%) vesting annually. Mr. Bacher received his 2021 bonus in the form of restricted stock units on March 31, 2022 (6,434), which vested on March 31, 2023.

(5)	Mr. Weber was granted stock option awards on January 3, 2022 (10,500), which vest over four years in accordance with the terms of the Company’s 2015 Equity Incentive Plan.

18

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K.

The following table sets forth information concerning the compensation of our named executive officers for each of the fiscal years ended December 31, 2022 and 2021, and our financial performance for each such fiscal year:

Pay Versus Performance
Year (a)	Summary Compensation Table for PEO (b)(1)	Compensation Actually Paid to PEO (c)(2)	Average Summary Compensation Table Totals for non-PEO named executive officers (d)(1)	Average Compensation Actually Paid to non-PEO named executive officers (e)(2)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return (f)	Net Income (thousands) (g)
2022	$520,797	$148,597	$440,535	$382,469	$7	$(37,283)
2021	$875,815	$535,069	$547,669	$370,306	$49	$(34,806)

(1)	Our PEO for 2022 and 2021 is Oliver Schacht, and our Non-PEO named executives officers for whom the average compensation is presented in this table for 2022 are Albert Weber and Johannes Bacher and for 2021 is Johannes Bacher.
(2)	Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2022		2021
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	$(112,797)	$(131,785)	$(275,616)	$(151,144)
Deduction for Grants of Stock Awards Reported under “Non-Equity Incentive Plan Compensation” Column in the Summary Compensation Table for Applicable FY	$0	$0	$(187,068)	$(96,525)
Increase in Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	$299,822	$180,019	$137,843	$75,608
Increase in Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	$0	$0	$0	$0
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in Fair Value from Prior FY End to Applicable FY End	$(252,299)	$(48,603)	$(10,935)	$(3,645)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in Fair Value from Prior FY End to Vesting Date	$(306,926)	$(57,697)	$(4,970)	$(1,657)
Deduction of Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	$0	$0	$0	$0
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	$0	$0	$0	$0
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	$0	$0	$0	$0
TOTAL ADJUSTMENTS	$(372,200)	$(58,066)	$(340,746)	$(177,363)

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Relationship Between Financial Performance Measures

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative Total Shareholder Return

The following chart sets forth the relationship between “compensation actually paid” to our principal executive officer, the “average of compensation actually paid” to our non-principal executive officer NEOs, and the Company’s cumulative total shareholder return over the two most recently completed fiscal years:

Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between “compensation actually paid” to our principal executive officer, the “average of compensation actually paid” to our non-principal executive officer NEOs, and our net income during the two most recently completed fiscal years:

20

Director Compensation

Our Board of Directors has adopted a non-employee director compensation plan providing for certain cash and equity compensation to be provided to the Company’s non-employee directors for their service on the Board and its committees. Pursuant to such plan, each non-employee director receives an annual cash retainer of $25,000, or, with respect to the Chairman of the Board, $75,000, plus additional annual cash compensation for the Board and committee chairs ($15,000 for Audit Committee and $12,000 for Compensation Committee) and for committee members ($7,000 for Audit Committee and $6,000 for Compensation Committee). In addition, each new non-employee director receives an initial equity grant and each non-employee director receives an annual equity grant. Under such program, each non-employee director receives an initial grant of 3,000 restricted stock units and an annual grant to non-employee directors of 1,500 restricted stock units. All such awards are made under the 2015 Plan. The annual equity award may be pro-rated in the first year of service depending on when the non-employee director joins the Board or may be deferred until the following year.

Dr. Schacht does not receive additional compensation for his service on the Board. See “Summary Compensation Table” for his 2022 compensation.

Compensation for the non-employee directors for the year ended December 31, 2022 was:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Mario Crovetto(2)	$45,500	$8,550	$—	$54,050
R. Donald Elsey(2)	$40,000	$8,550	$—	$48,550
Dr. Prabhavathi Fernandes(2)	$38,000	$8,550	$—	$46,550
William E. Rhodes, III(2)	$90,500	$8,550	$—	$99,050
Yvonne Schlaeppi (2)	$5,128	$5,400	$—	$10,528

(1)	The “Stock Awards” column reflects the grant date fair value for all restricted stock awards granted under the 2015 Stock Options Plan during 2022. These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting.

(2)	As of December 31, 2022, the non-employee directors held the following vested stock options (as adjusted for the 2023 Reverse Stock Split): Rhodes (2,665), Crovetto (2,665), Elsey (2,500), Fernandes (2,665) and Schlaeppi (0).

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to recognize and support both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

Employee Incentive Plans

The following table shows, as of December 31, 2022, the Company’s equity compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	150,504	$93.45	66,150(3)
Equity compensation plans not approved by security holders	—	—	—
Total	150,504	$93.45	66,150(3)

(1)	Includes 42,907 outstanding restricted stock units for which there is no exercise price.
(2)	Includes the weighted-average exercise price of stock options and warrants only.
(3)	Does not include 115,996 shares of common stock that became available under the 2015 Plan on January 1, 2023 as a result of the evergreen provision of the plan.

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2008 Plan

Our 2008 Stock Option and Restricted Stock Plan, as amended, or 2008 Plan, was approved by our Board and stockholders in April 2008; subsequent increases in the number of shares available for awards under the 2008 Plan were approved by our Board and stockholders in January 2009, February 2011, March 2012, December 2012, April 2014 and October 2014. As of December 31, 2022, a total of 2,895 shares of our common stock are reserved for issuance under the 2008 Plan.

The 2008 Plan provided for the grant of stock options and restricted stock awards. The Compensation Committee determined the time or times at which a stock option will vest or become exercisable and the terms on which such option will remain exercisable. The Compensation Committee determined the conditions and restrictions and purchase price, if any, for grants or sales or restricted stock to plan participants. The Compensation Committee may also at any time accelerate the vesting or exercisability of an award.

Under the 2008 Plan, in the event of any dissolution or liquidation of the Company, the sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company where the Company is not the surviving entity or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock, the Compensation Committee may: (a) provide for the assumption or substitution of some or all of the outstanding awards; (b) provide for a cash-out payment; or (c) in the case there is no assumption, substitution or cash-out, provide that all awards not exercised or awards providing for the future delivery of common stock will terminate upon the closing of the transaction.

Following our 2015 Equity Incentive Plan, or 2015 Plan, becoming effective, no further grants have been or will be made under our 2008 Plan.

2015 Plan

The 2015 Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Code to employees and the granting of non-qualified stock options to employees, non-employee directors and consultants. The 2015 Plan also provides for grants of restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and stock payments to employees, non-employee directors and consultants. The 2015 Plan was amended by the Compensation Committee in February 2017 to revise the provisions with respect to net settlement of awards in response to change in regulations, and to establish standard periods for exercise of vested stock options following termination of service events.

Administration. The Compensation Committee administers the 2015 Plan, including the determination of the recipient of an award, the number of shares or amount of cash subject to each award, whether an option is to be classified as an incentive stock option or non-qualified stock option, and the terms and conditions of each award, including the exercise and purchase prices and the vesting and duration of the award. Our Board may appoint one or more separate committees of our Board, each consisting of one or more members of our Board, to administer our 2015 Plan with respect to employees who are not subject to Section 16 of the Exchange Act. Subject to applicable law, our Board may also authorize one or more officers to designate employees, other than employees who are subject to Section 16 of the Exchange Act, to receive awards under our 2015 Plan and/or determine the number of such awards to be received by such employees subject to limits specified by our Board.

Authorized shares. Under our 2015 Plan, the aggregate number of shares of our common stock authorized for issuance may not exceed (1) 54,200 plus (2) the sum of the number of shares subject to outstanding awards under the 2008 Plan as of the 2015 Plan’s effective date that are subsequently forfeited or terminated for any reason before being exercised or settled, plus the number of shares subject to vesting restrictions under the 2008 Plan on the 2015 Plan’s effective date that are subsequently forfeited. In addition, the number of shares that have been authorized for issuance under the 2015 Plan are automatically increased on the first day of each fiscal year beginning on January 1, 2016 and ending on (and including) January 1, 2025, in an amount equal to the lesser of (i) 4% of the outstanding shares of our common stock on the last day of the immediately preceding fiscal year, and (ii) another lesser amount determined by our Board. As of December 31, 2022, 66,101 shares remain available for future awards under the 2015 Plan.

Shares subject to awards granted under the 2015 Plan that are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash, will again become available for issuance under the 2015 Plan. However, shares that have actually been issued shall not again become available unless forfeited. No more than 160,000 shares may be delivered upon the exercise of incentive stock options granted under the 2015 Plan.

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Types of Awards

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2015 Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. Payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

Restricted stock. Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting.

Restricted stock units. Restricted stock units give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by our Compensation Committee and as set forth in a restricted stock unit agreement. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the restricted stock units have vested and are settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled.

Dividend equivalents. At our Compensation Committee’s discretion, performance-based restricted stock or restricted stock unit awards may provide for the right to dividend equivalents. Subject to the terms of the 2015 Plan, our Compensation Committee will determine the terms and conditions of any stock unit award, which will be set forth in a stock unit agreement to be entered into between us and each recipient.

Stock appreciation rights. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the stock appreciation right. The exercise price of a stock appreciation right will be determined by our Compensation Committee, which shall not be less than the fair market value of our common stock on the date of grant. Our Compensation Committee may elect to pay stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Performance-based awards. Awards under our 2015 Plan may be made subject to the attainment of performance goals.

Other Plan Features

No Transfer. Unless the agreement evidencing an award expressly provides otherwise, no award granted under the 2015 Plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, our Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2015 Plan, the limitations regarding the total number of shares underlying awards given to an individual participant in any calendar year, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding option or stock appreciation right.

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. Our Board may amend or terminate the 2015 Plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent. No incentive stock option may be granted after the tenth anniversary of the date the 2015 Plan was adopted by our Board.

Effective Date. The 2015 Plan was initially adopted by our Board and subsequently approved by our stockholders in April 2015. The 2015 Plan became effective on May 4, 2015. Awards may be granted under the 2015 Plan until April 1, 2025.

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Amended and Restated Stock Option Plan

In connection with the consummation of the Company’s business combination transaction with Curetis N.V., on April 1, 2021, the Company assumed and adopted the 2016 Stock Option Plan, as amended, of Curetis N.V., the former parent company of Curetis GmbH. The Company assumed the 2016 Stock Option Plan as the Amended and Restated Stock Option Plan of the Company (the “A&R Plan”). In connection with the foregoing, the Company assumed all awards thereunder that were outstanding as of April 1, 2020 and converted such awards into options to purchase shares of common stock of the Company pursuant to the terms of the applicable award.

The A&R Plan provides for the grant of stock options, which are the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. The Compensation Committee administers the A&R Plan, including taking all actions required or advisable for the administration and proper implementation of the A&R Plan; interpreting the A&R Plan unless specifically provided otherwise in the A&R Plan; and making all other decisions necessary or advisable to enable the administration and proper implementation of the A&R Plan. Under the A&R Plan, the aggregate number of shares of our common stock authorized for issuance shall not exceed 6,713. Following the assumption of the A&R Plan, no further grants have been or will be made under the A&R Plan.

Under the A&R Plan, in the event of a “change in control”, as defined in the A&R Plan, all the outstanding options will vest fully at the date of the change in control. However, in the event of a change in control due to a sale, merger, sale of substantially all of the assets or consolidation of the Company, all the outstanding options will be addressed in the applicable acquisition agreement. Such agreement may at the sole discretion of the Compensation Committee and without the approval or the advice of the optionees being required, provide the following: (1) the continuation of the outstanding options by the Company (if the Company is the company that continues to exist); (2) the take-over of the A&R Plan and the outstanding options by the acquiring company or the company that continues to exist, or its parent company; (3) the replacement of the outstanding options by new option rights with conditions that are equivalent to the conditions of the outstanding options by the acquiring company or the company that continues to exist, or its parent company; or (4) the cancellation of each outstanding option in return for payment to the optionee of an amount per option equal to the difference between the fair market value of the common stock of the Company at the time of the closing under the purchase, merger, or consolidation agreement less the option price.

Except as expressly provided for under the A&R Plan, the awards granted under the A&R Plan may not be sold, assigned, transferred, pledged, mortgaged or otherwise disposed of. The Compensation Committee and the Board may alter, amend or terminate the Plan or any part thereof at any time and from time to time, provided, however, that no such alteration or amendment shall adversely affect the rights relating to any options granted or shares acquired upon exercise of options prior to that time.

2020 Stock Options Plan

The 2020 Stock Options Plan was approved by stockholders at the 2020 Annual Meeting of Stockholders and were granted on the date thereof. The 2020 Stock Options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, or $42.40. No shares remain available for future awards under the 2020 Stock Options Plan. The following sets forth the principal terms of, and constitutes, the 2020 Stock Options Plan.

Administration. The Compensation Committee will administer the 2020 Stock Options Plan, including, whether, for U.S. taxpayer employees, an option is to be classified as an incentive stock option or non-qualified stock option.

Authorized shares. The aggregate number of shares of our common stock authorized for issuance under the 2020 Stock Options Plan is 65,000 shares of common stock. Shares subject to awards granted under the 2020 Stock Options Plan that are forfeited or terminated before being exercised will not be available for re-issuance under the 2020 Stock Options Plan. No more than 500,000 shares may be delivered upon the exercise of incentive stock options granted under the 2020 Stock Options Plan.

Stock options. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under our 2020 Stock Options Plan, incentive stock options and non-qualified options must be granted with an exercise price of at least 100% of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The stock option agreement specifies the date when all or any installment of the option is to become exercisable. For non-employee directors payment of the exercise price must be made in cash. For executive officers, payment of the exercise price may be made in cash or, if provided for in the stock option agreement evidencing the award, (1) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (2) by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to us in payment of the aggregate exercise price, (3) by a “net exercise” arrangement, or (4) by any other form that is consistent with applicable laws, regulations and rules.

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No Transfer. No award granted under the 2020 Stock Options Plan may be transferred in any manner, other than by will or the laws of descent and distribution, provided, however, that an incentive stock option may be transferred or assigned only to the extent consistent with Section 422 of the Code.

Adjustments. In the event of a recapitalization, stock split or similar capital transaction, the Compensation Committee will make appropriate and equitable adjustments to the number of shares reserved for issuance under the 2020 Stock Options Plan, the number of shares that can be issued as incentive stock options, the number of shares subject to outstanding awards and the exercise price under each outstanding stock option.

Change in Control. If we are involved in a merger or other reorganization, outstanding awards will be subject to the agreement of merger or reorganization. Such agreement will provide for (1) the continuation of the outstanding awards by us if we are the surviving corporation, (2) the assumption or substitution of the outstanding awards by the surviving corporation or its parent or subsidiary, (3) immediate vesting, exercisability and settlement of the outstanding awards followed by their cancellation, or (4) settlement of the intrinsic value of the outstanding awards (whether or not vested or exercisable) in cash, cash equivalents, or equity (including cash or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such award or the underlying shares) followed by cancellation of such awards.

Termination or Amendment. The 2020 Stock Options Plan can be terminated by the Board of Directors or Compensation Committee at any time, and, subject to stockholder approval where required by applicable law, can be amended. Any amendment or termination may not materially impair the rights of holders of outstanding awards without their consent.

Effective Date. The 2020 Stock Options Plan became effective upon approval by the stockholders at the 2020 Annual Meeting of Stockholders. The 2020 Stock Options Plan will terminate upon the expiration or termination of the last outstanding award.

Awards to Non-Employee Directors. The 2020 Stock Options granted to the members of the Board have a one-year vesting schedule, vesting quarterly in equal installments on the first day of each three-month period as long as the director is providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the director ceases providing services to the Company, and a departing director will have ninety (90) days to exercise vested stock options after the director ceases providing services to the Company.

Awards to Executive Officers. The 2020 Stock Options granted to the executive officers have a four year vesting schedule, vesting 25% on the first anniversary of the date of grant and the remaining options vesting 6.25% on the quarterly anniversary of the first vesting date for a period of three years, as long as the executive officer continues providing services to the Company on each such vesting date. The term of such stock options is ten (10) years after the date of grant; provided, however, that any unvested stock options will expire if the executive officer ceases providing services to the Company, and a departing officer will have ninety (90) days to exercise vested stock options after the executive officer ceases providing services to the Company.

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PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL NO. ONE – ELECTION OF DIRECTORS

Nominees for Election of Directors

The Board is nominating five of the six current directors, William E. Rhodes, III, Mario Crovetto, R. Donald Elsey, Dr. Prabhavathi Fernandes, Oliver Schacht, Ph.D. and Yvonne Schlaeppi for re-election to the Board. Each director nominee, if elected, will serve for a one-year term, until his or her successor is elected and qualified, or until their earlier death, resignation or removal. Each nominated director and director nominee has consented to being named as a nominee in this Proxy Statement and to serving as a director if elected. Neither management nor the Board is aware of any reason that would cause any nominee to be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board if any nominee becomes unavailable for election. Please see page 6 of this Proxy Statement under the heading “Management-Board of Directors” for information regarding the five nominees for election as a director.

The persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the six nominees for director named below. If, at the time of the Annual Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.

Vote Required and Recommendation

The Board recommends a vote “FOR” the election of William E. Rhodes, III, Mario Crovetto, R. Donald Elsey, Dr. Prabhavathi Fernandes, Oliver Schacht, Ph.D. and Yvonne Schlaeppi to the Board. Directors are elected by a plurality of votes cast. Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board’s slate of nominees.

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PROPOSAL NO. TWO - ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted. Under the Dodd-Frank Act, the Company is providing the stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation paid to our named executive officers in 2022 as disclosed in this Proxy Statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific element of our executive compensation programs, but rather to address our overall approach to the compensation of our named executive officers as described in this Proxy Statement. The Board is asking the stockholders to indicate their support for our executive compensation program, as described in this Proxy Statement, by voting “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers for 2022, as disclosed in the accompanying proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the named executive officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR” the Say on Pay proposal.

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PROPOSAL NO. THREE - RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed and engaged UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and directed that the selection of UHY LLP be submitted to the stockholders for ratification at the Annual Meeting. Although the Company is not required to submit the selection of independent registered public accountants for stockholder approval, if the stockholders do not ratify this selection, the Audit Committee may reconsider its selection of UHY LLP. The Board considers UHY LLP to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, the Board may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board determine that the change would be in the Company’s best interests.

Representatives of UHY LLP are expected to attend the Annual Meeting and will be available to respond to appropriate questions and, if they desire, to make a statement.

Recent Changes in Accounting Firm

The Audit Committee recently decide to appoint UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and related interim periods after CohnReznick LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, notified the Company that CohnReznick would decline to stand for re-appointment after completion of the audit for the fiscal year ended December 31, 2022. CohnReznick LLP had served as the Company’s independent registered public accounting firm since 2013. In light of such determination by CohnReznick LLP, the Company conducted a competitive selection process where the Audit Committee invited several public accounting firms to participate. Following the completion of such process, the Audit Committee selected UHY LLP in March 2023 to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and related interim periods.

During the Company’s fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent interim period through January 18, 2023, the Company did not have any disagreement with CohnReznick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s fiscal years ended December 31, 2021 and December 31, 2022 and the subsequent interim period through January 18, 2023, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. CohnReznick’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

The Company provided CohnReznick LLP with a copy of the auditor change disclosures prior to filing the disclosures in Current Report on Form 8-K filed with the SEC on January 20, 2023 and requested that CohnReznick LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). CohnReznick LLP confirmed they agreed with the statements contained in such Current Report on Form 8-K. A copy of CohnReznick LLP’s letter, dated January 20, 2023, was filed as Exhibit 16.1 to the 8-K.

On March 14, 2023, the Audit Committee approved the appointment of UHY LLP as the Company’s new independent registered public accounting firm commencing for its quarter ending March 31, 2023 and its fiscal year ending December 31, 2023.

In connection with the Company’s appointment of UHY LLP as the Company’s independent registered public accounting firm, the Company did not consult UHY LLP on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Stockholder ratification of the selection of UHY LLP as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of UHY LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

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Audit Fees

The following table presents the aggregate fees billed to the Company by CohnReznick LLP for its audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees (1)	$603,439	$522,859
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$603,439	$522,859

(1)	Audit Fees consist of fees billed for professional services performed by CohnReznick LLP for the audit of our consolidated annual financial statements for the years ended December 31, 2022 and 2021, the review of our quarterly financial statements on Form 10-Q, filing of Registration Statements on Forms S-1, S-3, and S-8, and associated Consent Letters and related services that are normally provided in connection with statutory and regulatory filings or engagements.

Policy on Audit Committee Pre-Approval

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The services requiring pre-approval by the audit committee may include audit services, audit-related services, tax services and other services. All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2022. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

The Board recommends that stockholders vote “FOR” the ratification of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

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ANNUAL REPORT TO STOCKHOLDERS

Included with this Proxy Statement is the Company’s 2022 Annual Report to Stockholders.

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the Annual Meeting and any adjournments or postponements thereof, it is the intention of the proxy named in the enclosed proxy card to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one Notice of Internet Availability of Proxy Materials is being delivered to stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us at our corporate offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (301) 869-9683.

Stockholders who share an address but are receiving multiple copies of the Notice of Internet Availability of Proxy Materials may contact us through our corporate offices at 9717 Key West Ave, Suite 100, Rockville, MD 20850, or by telephone: (301) 869-9683 to request that a single copy be delivered.

STOCKHOLDER PROPOSALS

Proposals from stockholders intended to be presented at the next annual meeting of stockholders should be addressed to OpGen, Inc., Attention:  Corporate Secretary, 9717 Key West Ave, Suite 100, Rockville, MD 20850.  We must receive the proposals by no earlier than 120 days and no later than 90 days prior to the first anniversary of the date on which this Proxy Statement was first made available to our stockholders in connection with this Annual Meeting, or no earlier than December 28, 2023 and no later than January 27, 2024. If we change the date of the next annual meeting by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for the next annual meeting and not later than 10 days following the announcement or public disclosure of such meeting date in order to be considered for inclusion in the proxy materials.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the proxy statement and proxy for next year’s annual meeting in accordance with applicable law.  It is suggested that stockholders forward such proposals by Certified Mail—Return Receipt Requested. Any nominations for director positions will be accepted in accordance with the procedures described in this Proxy Statement under the heading “Procedures for Nominating a Director Candidate.”

BY ORDER OF THE BOARD OF DIRECTORS OF OPGEN, INC.

William E. Rhodes, Chairman of the Board of Directors

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OPGEN, INC.

9717 Key West Ave, Suite 100

Rockville, MD 20850

ANNUAL MEETING OF STOCKHOLDERS – JUNE 7, 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of OpGen, Inc. hereby constitutes and appoints Oliver Schacht, Ph.D. and Albert Weber as attorneys and proxies, with full power of substitution, to appear, attend and vote all of the shares of common stock and/or standing in the name of the undersigned at the Annual Meeting of Stockholders to be held at the Company’s offices located at 9717 Key West Ave, Suite 100, Rockville, MD 20850 on June 7, 2023, beginning at 10:00 a.m., local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One: To elect the following six persons as directors to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified:

	FOR	WITHHOLD
1. William E. Rhodes, III	[_]	[_]
2. Mario Crovetto	[_]	[_]
3. R. Donald Elsey	[_]	[_]
4. Prabhavathi Fernandes, Ph.D.	[_]	[_]
5. Oliver Schacht, Ph.D.	[_]	[_]
6. Yvonne Schlaeppi	[_]	[_]

Proposal Two: Advisory vote on the approval of the compensation of the Company’s Named Executive Officers.

[_] FOR       [_] AGAINST     [_] ABSTAIN

Proposal Three: Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

[_] FOR       [_] AGAINST     [_] ABSTAIN

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE. THE ABOVE-NAMED ATTORNEYS AND PROXIES SHALL HAVE THE DISCRETION TO VOTE YOUR SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE ANNUAL MEETING.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable, and return the proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the president or other authorized officer. All co-owners and each joint owner must sign.

Please check if you intend to be present at the meeting: [_]

Date: _______________________
Signature: ___________________
Signature: ________________
Title:_________________

□ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS:___________________________________________

Voting Instructions

You may vote your proxy in the following ways:

[_] Via Internet:

[_]Login to www.annualgeneralmeetings.com/opgn2023

[_]Enter your control number (12 digit number located below)

[_] Via Mail:

Pacific Stock Transfer Company
c/o Proxy Department

6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on June 6, 2023.

 Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.